                                                            EXHIBIT 22(d)(ii)(b)

                                   SCHEDULE A
                              DATED AUGUST 19, 2004
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC

                             Large Cap Value Series
                              Mid Cap Value Series
                             Small Cap Value Series
                           Small/Mid Cap Value Series

                                   SCHEDULE B
                              DATED AUGUST 19, 2004
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC
                                  FEE SCHEDULE

                                            ANNUAL FEE AS A % OF
          SERIES                           AVERAGE DAILY NET ASSETS
--------------------------     -------------------------------------------------
Large Cap Value Series         .55% of the Series' first $1 billion of average
                               daily net assets; .50% of the Series' next $1
                               billion of average daily net assets; and .45% of
                               the Series' average daily net assets over $2
                               billion.

Small Cap Value Series         .75% of the Series' first $1 billion of average
                               daily net assets; .70% of the Series' next $1
                               billion of average daily net assets; and .65% of
                               the Series' average daily net assets over $2
                               billion.

Mid Cap Value Series           .75% of the Series' first $1 billion of average
                               daily net assets; .70% of the Series' next $1
                               billion of average daily net assets; and .65% of
                               the Series' average daily net assets over $2
                               billion.

Small/Mid Cap Value Series     .75% of the Series' first $1 billion of average
                               daily net assets; .70% of the Series' next $1
                               billion of average daily net assets; and .65% of
                               the Series' average daily net assets over $2
                               billion.